SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[ ]     Preliminary  Proxy  Statement
[  ]    Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]    Definitive  Proxy  Statement
[  ]    Definitive  Additional  Materials
[  ]    Soliciting  Material  Pursuant  to  Sec.240.14a-11(c) or Sec.240.14a-12

          EXCHANGE  BANCSHARES,  INC.
          ---------------------------
     (Name  of  Registrant  as  Specified  In  Its  Charter)


     (Name  of  Person(s)  Filing  Proxy Statement if Other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[  ] Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[  ]     Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:




                            EXCHANGE BANCSHARES, INC.
                                 237 MAIN STREET
                             LUCKEY, OHIO 43443-0177
                                 (419) 833-3401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Exchange Bancshares, Inc. ("Company") will be held at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, on May 1, 2002, following the 6:30 p.m. dinner for shareholders, local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:


       1. To amend Section 1.1 of the Regulations to set the annual meeting of shareholders on the first Tuesday of May of each year, or at such other date as may be fixed by the Board of Directors; and

       2. To amend Article 9 of the Regulations to eliminate the inconsistency regarding amending or repealing the Regulations; and

       3. To set the size of the Board of Directors of Exchange Bancshares, Inc. at eleven (11) members thereby increasing the size of Class I to four directors and Class II directors to four directors; and

       4. To elect four Class I directors of Exchange Bancshares, Inc. for terms expiring in 2005; and

       5. To ratify the selection of Dixon, Francis, Davis & Company as the auditors of Exchange Bancshares, Inc. for the current fiscal year; and

       6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of the Company of record at the close of business on March 1, 2002, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                   By  Order  of  the  Board  of  Directors





                                   Marion  Layman
                                   Chairman  and  Chief  Executive  Officer


Luckey, Ohio
March 29, 2002

                                 PROXY STATEMENT

                            EXCHANGE BANCSHARES, INC.
                                 237 MAIN STREET
                             LUCKEY, OHIO 43443-0177
                                  (419)833-3401


                                  INTRODUCTION

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Exchange Bancshares, Inc., an Ohio corporation ("Company"), for use at the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, on May 1, 2002, following the 6:30 p.m. dinner for shareholders, local time (the "Annual Meeting").

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the amendment to Section 1.1 of the Regulations to set the annual
    ----
     meeting of shareholders on the first Tuesday of May of each year, or at such other date as may be fixed by the Board of Directors; and

     FOR the amendment to Article 9 of the Regulations to eliminate the
    ----
     inconsistency regarding  amending  or  repealing  the  Regulations;
     and

     FOR establishing the size of the Board of Directors of Exchange Bancshares,
    ----
     Inc. at eleven (11) members thereby increasing the size of Class I to four directors and Class II directors to four directors; and

     FOR the election of Thomas J. Elder, Donald P. Gerke, David G. Marsh
    ----
    and Edmund J. Miller as Class I directors of Exchange Bancshares, Inc. for terms expiring in 2005; and

     FOR  the  ratification  of the selection of Dixon, Francis, Davis & Company
    ----
     ("DFD") as the auditors of Exchange Bancshares, Inc. for the current fiscal year.

     The cost of soliciting Proxies will be borne by the Company. Proxies may be solicited by the directors, officers and other employees of the Company and The Exchange Bank ("Bank"), the wholly owned subsidiary of Exchange Bancshares, Inc., in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

     Only shareholders of record as of the close of business on March 1, 2002 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Company's records disclose that, as of the Voting Record Date, there were 586,644 votes entitled to be cast at the Annual Meeting. The presence at the Annual Meeting of at least a majority of shares, in person or by proxy, will be required to constitute a quorum at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of the Company on or about March 29, 2002.

                                  REVOCATION OF
                       PROXIES AND DISCRETIONARY AUTHORITY

     Exchange Bancshares common stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) written notice to the Exchange Bancshares, Inc. (addressed to: 237 W. Main St., Box 177, Luckey, Ohio 43443 Attn: Proxy Committee; or (ii) by filing of a later dated proxy prior to a vote taken on a particular proposal at the Annual Meeting; or
(iii)  in  open  meeting  at  any  time  before  it  is  voted.

     Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. When no instructions are indicated, properly executed proxies will be voted FOR the nominees for director and FOR the approval and adoption of the other resolutions. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) all of the resolutions set forth in this Proxy Statement; (ii) matters incident to the conduct of the Annual Meeting and (iii) any other business that may properly come before the Annual Meeting and any adjournments thereof.


           PROPOSAL ONE - AMENDMENT TO SECTION 1.1 OF THE REGULATIONS

     Article 1, Section 1.1 of the Regulations (the "Regulations") provides that the annual meeting of shareholders shall be held during the month of May as set by the Board of Directors. If the Board of Directors fails to set a date for the annual meeting, the Regulations provides that the meeting will be held on the first Tuesday in May, if that day is not a legal holiday. The Board of Directors proposes that this section of the Regulations be amended to permit the Board of Directors to set a date for the annual meeting of shareholders at any time, without being limited to the month of May. This amendment will give the Board greater flexibility in setting the date and time of the annual meeting.

     The Board of Directors has unanimously approved the amendment to the Regulations. The proposal to amend Section 1.1 of the Regulations is contained in the following resolution that will be submitted to the shareholders for adoption at the Annual Meeting. The affirmative vote of the holders of a majority of the Company's common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to adopt the resolution. The resolution states:

           RESOLVED, that Article 1, Section 1.1 of the Regulations of the Company be amended and restated in its entirety to read as follows:

                An annual meeting of the shareholders, for the purpose of electing directors and transacting such other business as may come before the meeting, shall be held at 6:30 p.m.
                on the first Tuesday of May of each year, if not a legal holiday, or at such other date and time as may be fixed by the Board of Directors. In any event, if the day so designated is a legal holiday under the Ohio law, the annual meeting shall be held on the first succeeding day which is not a Sunday or legal holiday. If for any reason the election of directors is not held at the annual meeting or any adjournment thereof, the board of directors shall cause the election to be held at a special shareholders' meeting as soon thereafter as is convenient. At any such special meeting, the shareholders may elect directors and transact any other business with the same effect as at any annual meeting.

     The Board of Directors recommends that you vote FOR this amendment to the Regulations.

            PROPOSAL TWO - AMENDMENT TO ARTICLE 9 OF THE REGULATIONS

     Article 9 of the Regulations of the Company currently provides that the Regulations may be amended, repealed or superseded by the affirmative vote of shareholders entitled to vote a majority of the outstanding shares of the Company. The Articles of Incorporation of the Company provide that the Board of Directors has the authority to adopt, amend or repeal the Regulations. The Articles of Incorporation further provide that in the event it is required or demanded that the shareholders vote on an amendment or repeal of the Regulations, the holders at least 80% of the outstanding shares of the Company shall be required to approve the amendment or repeal of the Regulations, unless the proposed amendment or repeal has been approved by at least two-thirds of the members of the Board of Directors. In order to eliminate this inconsistency regarding amending or repealing the Regulations, the Board of Directors proposes to amend the Regulations.

     The Board of Directors has approved this amendment to the Regulations unanimously. The proposal to amend Article 9 of the Regulations is contained in the following resolution that will be submitted to the shareholders for adoption at the Annual Meeting. The affirmative vote of the holders of a majority of the Company's common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to adopt the resolution. The resolution states:

           RESOLVED, that Article 9 of the Code of Regulations be amended and restated in its entirety to read as follows:

                These regulations may be amended, repealed or superseded as provided in the Articles of Incorporation of the Company.

     The Board of Directors recommends that you vote FOR this amendment of the Regulations.


                 PROPOSAL THREE - SIZE OF THE BOARD OF DIRECTORS

     At present, the number of members of the Board of Directors is fixed at nine (9). The Regulations of Exchange Bancshares provides that the Board of Directors shall be composed of no less than five and no more than twelve directors. The Regulations further provides that the number of directors may be changed at a meeting of the shareholders by an affirmative vote of the holders of a majority of the shares which are represented at the meeting and entitled to vote on such a proposal.

     Pursuant to the power explicitly granted to it by the Regulations, the Board of Directors has appointed two additional directors to the Board in the past year. The Board of Directors deems it in the best interest of the Company to increase the size of the Board to eleven (11) persons and asks that the shareholders vote to increase the number of authorized directors from the present number of nine (9) to eleven (11) members. The Board feels the addition of two directors to the Board will expand the level of knowledge and expertise of the Board as a whole, and allow the Board to more efficiently serve the shareholders and the Company.

     The Articles of Incorporation of Exchange Bancshares provide that the Board Of Directors shall be divided into three (3) classes as nearly equal in number as possible. If the increase in the size of the Board is approved, Class I will consist of four (4) directors, Class II will consist of four (4) directors and Class III will consist of three (3) directors. The two directors appointed by the Board will serve out the remainder of the term of the Class into which they were placed and then will be subject to nomination and re-election at the Annual Meeting of the Shareholders in the same year as the rest of their respective Class.

     The proposal to increase the size of the Board of Directors from nine (9)to eleven (11) members is contained in the following resolution that will be submitted to the shareholders for adoption at the Annual Meeting. The affirmative vote of the holders of a majority of the Company's common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt the resolution. Proxies will be voted in favor of the following resolution unless otherwise instructed by the shareholders. The resolution states:

           RESOLVED, that the size of the Board of Directors of Exchange Bancshares, Inc.is hereby set at eleven (11) members thereby increasing the size of Class I to four directors and Class II to four directors.

     The Board of Directors recommends that you vote FOR the increase in the size of the Board of Directors.

                      PROPOSAL FOUR - ELECTION OF DIRECTORS

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three (3) classes with the term of office of only one class expiring in each year. At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has eleven (11) Directors, with four (4) Directors in Class I with terms expiring in 2002, four (4) Directors in Class II with terms expiring in 2003, and three (3) Directors in Class III with terms expiring in 2004.


INFORMATION  REGARDING  NOMINEES  AND  CONTINUING  DIRECTORS
------------------------------------------------------------

The following table provides certain information concerning the background and share ownership of Class I nominees and the continuing Directors of the Company, as well as the share ownership of all directors and executive officers of the Company as of March 1, 2002.





Name of Nominee                           Principal Occupation
Or Continuing                             During Past             Director
Director                 Age              Five Years              Since
----------------         ----             --------------          --------


CLASS I NOMINEE DIRECTORS - TERM EXPIRES IN 2002
Thomas J. Elder . . . .  54              Banker                    2001

Donald P. Gerke . . . .  59              Educator                  1995

David G. Marsh. . . . .  44              Funeral Director          1994 (1)

Edmund J. Miller. . . .  59              Television Broadcasting   1995
                                         Engineer

CLASS II CONTINUING DIRECTORS - TERM EXPIRES IN 2003

Cecil R. Adkins . . . .  73               Self employed in         1989 (1)
                                          manufactured housing
                                          and developer

Norma J. Christen . . .  72               Restaurant Owner         1996

Mark S. Derkin. . . . .  53               Industrial Components    2001
                                          Distributor

Donald H. Lusher. . .    76               Owns and maintains       1970 (1)
                                          real estate rentals


CLASS III -CONTINUING DIRECTORS - TERM EXPIRES IN 2004

Joseph R. Hirzel. . . .  64               Corporate Secretary      1989 (1)
                                          of Hirzel Canning Co.

Rolland I. Huss . . . .  72               Farm Owner and Operator  1977 (1)

Marion Layman . . . . .  76               Chairman, The Exchange   1962 (1)
                                          Bank and Chairman,
                                          President, and CEO of
                                          Exchange Bancshares, Inc.


Name of Nominee                           Beneficial(2)
Or Continuing                             Ownership       % of
Director                                  Common Stock    Class
---------------                           -------------   -----


CLASS I NOMINEE DIRECTORS - TERM EXPIRES IN 2002
Thomas J. Elder . . . . . . . . . . . . .  329(11)       0.06%

Donald P. Gerke . . . . . . . . . . . .  3,952(9)        0.67%

David G. Marsh. . . . . . . . . . . . . .  445(8)        0.08%

Edmund J. Miller. . . . . . . . . . .    3,110(10)       0.53%

CLASS II CONTINUING DIRECTORS - TERM EXPIRES IN 2003

Cecil R. Adkins . . . . . . . . . . . . .2,538(3)        0.43%

Norma J. Christen . . . . . . . . .       22,295         3.80%

Mark S. Derkin. . . . . . . . . . . . .      173         0.03%

Donald H. Lusher. . . . . . . . . . .    3,271(5)        0.56%

CLASS III -CONTINUING DIRECTORS - TERM EXPIRES IN 2004

Joseph R. Hirzel. . . . . . . . . . . .  2,696(4)        0.46%
of Hirzel Canning Co.

Rolland I. Huss . . . . . . . . . . . . 29,289(6)        4.99%

Marion Layman . . . . . . . . . . . .   14,817(7)        2.53%

All Directors and Executive
Officers as a Group
(11 Persons)                             82,915         14.13%


__________________________________
(Footnotes)

(1) Directorships were with the Bank alone until 1993 and with the Bank and the Company since such date. Mr. Marsh was elected to the Company Board in 1994. Mr. Gerke and Mr. Miller were elected to the Company Board in 1995. Mrs. Christen was elected to the Company in 1996.
        Mr. Derkin and Mr. Elder were directors  of  the  bank  since  1994.
        The reorganization of the Bank as a subsidiary of the Holding Company was completed January 3, 1994.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of
         December 31, 2001.
(3)     Includes  2,027  shares  jointly  owned  with  Mr.  Adkin's  wife.
(4)     Includes  181  shares  owned  by  Mr.  Hirzel's  wife.
(5)     Owned  jointly  with  Mr.  Lusher's  wife.
(6) Includes 593 shares owned by Mr. Huss's wife and 98 shares owned jointly with two grandchildren.
(7) Includes 9,329 shares owned by the Marion Layman Trust and 5,388 shares owned by the Naomi Layman Trust.
(8)     Owned  jointly  with  Mr.  Marsh's  wife.
(9)     Includes  3,763  shares  owned  by  The  Gerke  Family  Trust.
(10) Includes 533 shares owned jointly with 2 children, 1,182 shares owned jointly with wife and 334 shares owned by Mr. Miller's wife.
(11)    Includes  42  shares  owned  jointly  with  Mr.  Elder's  wife.

THOMAS  J.  ELDER

     Thomas J. Elder has served on the Board of Directors of the Bank since 1994. Mr. Elder has been President and Chief Executive officer and senior lending officer of the Bank since 1994. Mr. Elder was appointed as a Class I Director to the Board of Directors of the Company in October 2001.

DONALD  P.  GERKE

     Donald P. Gerke has served on the Board of Directors of the Bank since 1994 and the Company since 1995. Mr. Gerke is an educator, having taught high school mathematics and presently is an adjunct college instructor at Bluffton College

DAVID  G.  MARSH

     David G. Marsh has served on the Board of Directors of the Bank since 1993 and the Company since 1994. Mr. Marsh is president of Brossia-Marsh Funeral Home, Inc.

EDMUND  J.  MILLER

     Edmund J. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. Mr. Miller is a television broadcast engineer with Cosmos Broadcasting, WTOL television.

CECIL  R.  ADKINS

     Cecil R. Adkins has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Adkins is self-employed in the manufactured housing industry and a developer.

NORMA  J.  CHRISTEN

     Norma J. Christen has served on the Board of Directors of the Company since 1996. She has owned and operated a restaurant since 1983.

MARK  S.  DERKIN

     Mark S. Derkin has served on the Board of Directors of the Bank since 1994. Mr. Derkin is president and chief executive officer of Derkin & Wise, a specialized industrial distributor. Mr. Derkin was appointed as a Class II Director to the Board of Directors of the Company in October 2001.

DONALD  H.  LUSHER

     Donald H. Lusher has served on the Board of Directors of the Bank since 1970 and the Company since 1993. Mr. Lusher owns and maintains real estate rental properties.

JOSEPH  R.  HIRZEL

     Joseph R. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Hirzel is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary and Treasurer of the Company.

ROLLAND  I.  HUSS

     Rolland I. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Vice Chairman of the Bank and Vice Chairman of the Company,

MARION  LAYMAN

Marion Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman of The Exchange Bank and Chairman, President and Chief Executive Officer of the Company.

     No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

     In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors. Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

The Board of Directors recommends the affirmative vote for the nominated directors.


                      PROPOSAL FIVE - SELECTION OF AUDITORS

     The Company has engaged the firm of Dixon, Francis, Davis, & Company, independent certified public accountants, to report upon the financial statements included in the Annual Report submitted herewith. Representatives of DFD are not required or expected to be in attendance at the Annual Meeting. Other services performed for the Bank and the Company by Dixon, Francis, Davis & Company have included the preparation of the Company's federal income tax returns, the filing with the Board of Governors of the Federal Reserve Systems of all reports required under Regulation F of the Board of Governors, and assistance with the ongoing audit and control program of the Bank. The Company and the Bank have selected the firm of Dixon, Francis, Davis & Company to report upon their 2001 financial statements.

RATIFICATION  OF  SELECTION  OF  AUDITORS

          The affirmative vote of the holders of a majority of the shares of the Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of DFD as the auditors of the Company for the current fiscal year. The effect of an abstention is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of DFD by checking the appropriate block on the proxy, such person's shares will be voted FOR the ratification of the selection of DFD. The resolution states:

           RESOLVED, that the selection of Dixon, Francis, Davis & Company as the auditors of Exchange Bancshares, Inc. for the current fiscal year.

           The Board of Directors of the Company recommends that shareholders vote FOR the ratification of Dixon, Francis, Davis & Company as the Company's independent certified public accountants for the fiscal year ended December 31, 2002.



                        EXECUTIVE OFFICERS OF THE COMPANY

                                                  PRINCIPAL  OCCUPATION
NAME             AGE  POSITION                    DURING PAST FIVE YEARS
----             ---  --------                    ----------------------
Marion  Layman   76   Chairman,  President  and   Chairman of The Exchange Bank
                      Chief  Executive  Officer   and Chairman and President of
                                                  Exchange Bancshares, Inc.

Rolland I. Huss  72   Vice  Chairman              Farm  owner and farm operator

Thomas E. Funk(1)47   Vice  President and         Assistant  Vice  President
                      Chief  Financial Officer    Financial  Reporting
                                                  Sky  Financial  Group,  Inc.

Joseph R. Hirzel 64   Secretary  and  Treasurer   Corporate Secretary of Hirzel
                                                  Canning  Co.
_____________________
(1)   Mr.  Funk  was  employed  effective  March  1,  2002.

Executive Officers serve at the pleasure of the Board of Directors and until their successors are appointed. They have no definite terms of office.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     In the last fiscal year ended December 31, 2001, the Board of Directors met on 12 occasions. All of the directors attended at least 75% of such meetings. Non employee directors receive $225 per meeting as compensation from the Company for their service on the Board of Directors of the Company. Each Director of the Company also serves as a Director of the Exchange Bank, the banking subsidiary of the Company, which meets on a twice-monthly basis, for which each is compensated at a rate of $225 per meeting attended.

     The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank also. The members of the Audit Committee are Donald
P. Gerke, Donald H. Lusher and Cecil R. Adkins who met a total of six times in 2001. All members of the Audit Committee are independent Directors. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank's internal accounting controls.

     The Bank also has an Investment Committee, Marketing Committee, Personnel Committee and an Asset Liability Committee. The Investment Committee, Marketing Committee and Personnel Committee each meet as needed, while the Asset Liability Committee meets twice each month.

     The Investment Committee met four times in 2001. This committee periodically reviews the composition of the Bank's investment portfolio, recommends investment strategies and ratifies activity within the Bank's investment portfolio. Committee members are Marion Layman, Chairman of the Investment Committee, Rolland I. Huss, Norma J. Christen, Thomas J. Elder and A. John Moore, Vice President and Chief Operations Officer of the Bank.

     The Marketing Committee met two times in 2001. The committee directs and monitors the marketing program of the Bank. The committee executes the directives of the full board through the development of new advertising initiates, market research surveys and business development programs. Committee members are Cecil R. Adkins, chairman of the Marketing Committee, Joseph R.
Hirzel, Edmund J. Miller, Marion Layman, Mark S. Derkin, Thomas J. Elder and Charles M. Bailey, Vice President.

     The Personnel Committee met one time in 2001. This committee recommends basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members are Marion Layman, Chairman of the Personnel Committee, David G. Marsh, Mark S. Derkin and Thomas J. Elder.

     The Asset Liability Committee met 24 times in 2001. The primary responsibility of this committee is the day-to-day monitoring of the Bank's financial position and the allocation of resources in order to maximize the return on assets while maintaining an adequate level of liquidity. The committee is comprised of eight operating officers of the Bank and one outside Director.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS'  COMPENSATION

     Each non-employee director of the Company receives $225.00 for each regular meeting attended and $100 for each special meeting attended. Each non-employee director of the Bank receives $225.00 for each regular meeting attended and $100 for each special meeting attended. As of October 1, 2001 Marion Layman, the Chairman, President and CEO, is no longer receiving a salary from the Bank, but he is now receiving the same compensation as a non-employee director for attending directors' meetings of the Bank only.


EXECUTIVE  COMPENSATION

     The following table sets forth information as to the compensation paid or accrued by the Company and/or the Bank during 2001, 2000, and 1999 for Mr. Marion Layman, Chairman, President and Chief Executive Officer of the Company. No executive officer of the Company received compensation for services to the Company or the Bank during last three fiscal years in excess of $100,000.



                                    Summary Compensation Table
                                    --------------------------
                                                             Long Term Compensation
                                                             ----------------------
                      Annual Compensation                      Awards     Payouts
                     ---------------------                     ------     -------
                                             ($)                 Securities              ($)
Name. . . . . .                             Other       ($)        Under-                All
and . . . . . .                             Annual    Restricted   lying      ($)        Other
Principal . . .          ($)         ($)    Compensa- Stock       Options/    LTIP      Compen
Position. . . .  Year    Salary      Bonus  tion      Award(s)     SARs(#)    Payouts   sations
---------------  ----    ------      -----  --------  ------      -------     -------   -------
Marion Layman    2001    $47,260.00   N/A    $8,461(1)  N/A       N/A           N/A       N/A
Chairman,        2000    $57,771.00   N/A       N/A     N/A       N/A           N/A       N/A
President and .  1999    $53,903.00   N/A       N/A     N/A       N/A           N/A       N/A
Chief Executive
Officer

(1) Includes directors' fees of $2,700 paid by the bank only and other employee benefits totaling $5,761. As of October 1, 2001 Mr. Layman no longer received compensation as a salaried employee of the Bank and, accordingly, receives directors' fees as a non-employee director of the Bank.

          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Company and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unrelated third parties and that do not involve more than normal risk of collectability or present other unfavorable features. The Company and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated third parties.


         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section  16(a)  of  the  Securities  and  Exchange Act of 1934 requires the
Company's officers and Directors and persons who own 10% or more of the Company's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of Governors of the Federal Reserve System.


         VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

    Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated there under, a beneficial owner of security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of Management, the only person or entity who has beneficial ownership, directly or indirectly, of 5% or more of the Company's Common Stock area is as follows:



NAME  AND  ADDRESS OF       BENEFICIAL  OWNERSHIP
BENEFICIAL  OWNER           OF  COMMON  STOCK  (1)   PERCENT  OF  CLASS
---------------------       ----------------------   ------------------

Joanne  R.  Moran           35,695(2)                6.08%
4912  Skelly  Drive
Toledo,  OH  43623


(1) All shares are held of record with sole voting and investment power unless otherwise indicted. Beneficial ownership numbers are as of December 31, 2001.
(2)     Includes  4,273  shares  owned  by  Mrs.  Moran's  husband.


                             AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

     Management is responsible for the Company's financial reporting proves including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles ("GAAP"). The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting and auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of our Company's financial statements has been carried out in accordance with generally accepted accounting auditing standards or that our company's independent accountants are in fact "independent."

      The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The committee has also reviewed and discussed with DFD, their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

     The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with Dixon, Francis its independence.

     Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

     This  report  has  been  provided  by  the  Audit  Committee:

                            Donald P. Gerke, Chairman
                                Donald H. Lusher
                                 Cecil R. Adkins


AUDIT  FEES

     During the fiscal year ended December 31, 2001, the aggregate fees billed by DFD for professional services rendered for the audit of the Company's financial statements for the most recent fiscal year were $60,120.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  AND OTHER SERVICES

     During the fiscal year ended December 31, 2001, the aggregate fees billed by DFD for non-audit services and all other fees for services rendered to the Company for the most recent fiscal year were $4,647.

ALL  OTHER  FEES

During the fiscal year ended December 31, 2001, the aggregate fees billed by DFD for all services rendered other than services discussed under the headings "Audit Fees" and "Financial Information Systems Design and Implementation and Other Services" above were $16,490. The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by DFD to the Company is compatible with maintaining DFDs' independence.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than that described in this Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

SHAREHOLDER  PROPOSALS  FOR  PRESENTATION  AT  THE  2003  ANNUAL  MEETING

     The Board of Directors requests that any shareholder proposals intended for presentation at the 2003Annual Meeting be submitted to Marion Layman, President and Chief Executive Officer, in writing no later than February 1, 2003 for consideration for inclusion in the Company's proxy materials for such meeting.

                           AVAILABILITY OF FORM 10-KSB

     Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 2001. All requests must be in writing and addressed to: Joseph R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio 43443.


                                      By  Order  of  the  Board  of  Directors



                                      Marion  Layman,  Chairman,
Luckey,  Ohio                         President  and  Chief  Executive  Officer
March  29,  2002

                   REVOCABLE PROXY - EXCHANGE BANCSHARES, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF EXCHANGE BANCSHARES, INC.

The undersigned shareholder of EXCHANGE BANCSHARES, INC. hereby constitutes and appoints A. John Moore, Sharon Hoffman and Jeffrey Cross, or any one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of EXCHANGE BANCSHARES, INC. to be held at Eastwood High School, 4000 Sugar Ridge Road, Pemberville, Ohio, on May 1, 2002, following the 6:30 P.M.(local time) dinner for shareholders, (the "Annual Meeting"), all of the shares of EXCHANGE BANCSHARES, INC. that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. The amendment to Section 1.1 of the Regulations to set the annual meeting of shareholders on the first Tuesday of May of each year, or at such other date as may be fixed by the Board of Directors.


          [     ]     FOR     [     ]     AGAINST     [     ]     ABSTAIN

2. The amendment to Article 9 of the Regulations to eliminate the inconsistency regarding amending or repealing the Regulations.

          [     ]     FOR     [     ]     AGAINST     [     ]     ABSTAIN

3. The ratification of establishing the size of the Board of Directors of Exchange Bancshares, Inc. at eleven (11) members thereby increasing the size of Class I to four directors and Class II directors to four directors.

          [     ]     FOR     [     ]     AGAINST     [     ]     ABSTAIN

4. The election of four Class I directors for the term expiring in 2005:

          [     ]     FOR  all               [     ]    WITHHOLD..authority
                      nominees  listed                  to vote for all
                      below(except  as                  nominees listed
                      marked to  the                    below:
                      contrary  below):

         Thomas  J. Elder   Donald P. Gerke   David G. Marsh   Edmund J. Miller

(INSTRUCTION:   To withhold authority to vote for any individual nominee, insert that  nominee's  name  on  the  line  provided  below.)

___________________________________________________________________________
5.       The  ratification  of  the  selection of Dixon, Francis, Davis
         & Company, certified public accountants, as the auditors of EXCHANGE BANCSHARES, INC. for the current fiscal year.

         [     ]     FOR     [     ]     AGAINST     [     ]     ABSTAIN

6.       In  their  discretion,  the  proxies are authorized to vote upon such
         other  business  as may     properly come before the meeting or any
         adjournments thereof.


                  IMPORTANT:  PLEASE SIGN AND DATE THIS PROXY.


This Revocable Proxy will be voted as directed by the undersigned shareholder. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of EXCHANGE BANCSHARES, INC. and of the accompanying Proxy Statement is hereby acknowledged.



                    ______________     ___________________________________
                    Date               Signature
                    ______________     ___________________________________
                    Date               Signature


NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.